UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 12, 2004

                            BANK OF THE OZARKS, INC.
             (Exact name of Registrant as specified in its Charter)



 (State of Incorporation)     (Commission File No.)     (IRS Employer I.D. No.)
        Arkansas                     0-22759                   71-0556208



                              12615 Chenal Parkway
                           Little Rock, Arkansas 72211
               (Address of Principal Executive Office) (Zip code)

        Registrant's telephone number, including area code: 501-978-2265



Item 2.02. Results of Operations and Financial Condition.

           On October 12, 2004 Registrant issued a press release of its third quarter 2004 earnings report which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.01. Regulation FD Disclosure.

           See Item 2.02. Results of Operations and Financial Condition.


Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

           (c) Exhibits

               99.1 Press release announcing third quarter 2004 earnings report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 BANK OF THE OZARKS, INC.
                                                 ------------------------
                                                      (Registrant)




Date: October 12, 2004                           /s/  Paul Moore
                                                 ---------------
                                                 Paul Moore
                                                 Chief Financial Officer





  Exhibit No.      Document Description

     99.1          Press release announcing third quarter 2004 earnings report.




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